SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 6, 2007


                               TREX COMPANY, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                   001-14649                 54-1910453
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
  of Incorporation) No.)                                    Identification



           160 Exeter Drive
         Winchester, Virginia                           22603-8605
(Address of Principal Executive Offices)                (ZIP Code)



Registrant's telephone number, including area code:  (540) 542-6300


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02.        Results of Operations and Financial Condition.

         On November 6, 2007, Trex Company, Inc. issued a press release announcing financial results for the quarter ended September 30, 2007. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         The information contained in this report on Form 8-K shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.


Item 9.01         Financial Statements and Exhibits

         (d) Trex Company herewith files the following exhibit:


Exhibit    Description of Exhibit
--------  ----------------------------------------------------------------------
  99.1     Press release dated November 6, 2007

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TREX COMPANY, INC.


Date:     November 6, 2007                  /s/ Anthony Cavanna
                                            ---------------------
                                            Anthony Cavanna
                                            Chairman and Chief Financial Officer